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                                                                   EXHIBIT 23.9


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form
S-8, No. 333-     ) of Urohealth Systems, Inc. for the registration of 166,016 shares of its Common Stock of our report dated February 5, 1997, with respect to the consolidated financial statements of X-Cardia Corporation included in the Company's Current Report on Form 8-K/A dated March 15, 1997, as amended.


                                                /s/ ERNST & YOUNG LLP
                                                ------------------------------
                                                    Ernst & Young LLP


Palo Alto, California
April 30, 1997